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                      Hilliard-Lyons Government Fund, Inc.
                        Prospectus Dated January 1, 2005

                         Supplement Dated June 28, 2005

The following information supplements the information in the section of the Prospectus entitled "Shareholder Information."

        Frequent Purchases and Redemptions. The Fund seeks to maintain a stable net asset value of one dollar per share and daily liquidity. Since the Fund is often used by shareholders for short-term investments and immediate cash needs, it is designed to accommodate frequent purchases and redemptions. The Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Fund or its shareholders. Therefore, the Fund's Board of Directors has not adopted policies or procedures regarding frequent trading of Fund shares. The Fund reserves the right, in its sole discretion, to withdraw all or any part of the offering made by the Fund's prospectus or to reject purchase orders when in the judgment of management, such withdrawal or rejection is in the best interests of the Fund and its shareholders.

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                      Hilliard-Lyons Government Fund, Inc.
            Statement of Additional Information Dated January 1, 2005

                         Supplement Dated June 28, 2005

The following information replaces the last sentence in the last paragraph in the section of the Statement of Additional Information entitled Investment Objectives and Policies, which ends on page 5.

Portfolio Holdings

        The Board of Directors has adopted policies and procedures designed to protect the confidentiality of the Fund's portfolio holdings and to prevent the selective disclosure of non-public information about such holdings. These policies and procedures apply to the Fund's officers and directors and to its investment adviser and principal underwriter and its officers, directors, employees and agents.

        Pursuant to these policies and procedures, information about the Fund's portfolio holdings may be disclosed to unaffiliated third parties under the following circumstances:

        . The Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the U.S. Securities and Exchange Commission.

        . The Fund may disclose portfolio information in response to requests from regulators or valid subpoenas.

        . The Fund may disclose any and all portfolio information to any of its service providers if:

                1) the service provider generally needs access to portfolio information to perform its contractual duties and responsibilities and

                2) the service provider is subject to duties of confidentiality, including a duty not to trade on non-public information. "Duties of confidentiality" include provisions of confidentiality included in written agreements, implied by the nature of the relationship (such as attorney-client privilege" or required by fiduciary or regulatory principles (such as custody services provided by financial institutions).

        These service providers include: the Fund's custodian, its independent registered public accounting firm, legal counsel to the Fund, any financial printer providing services to the Fund, independent legal counsel to the Fund's Independent Directors, and any other service provider that the Fund's Treasurer determines meets the criteria set forth above.

        The Fund's Treasurer must approve any exception to these policies and procedures. Any such exception must be based on a legitimate business purpose of the Fund and must be in the best interest of the Fund and its shareholders. Any party to such an exception must execute a confidentiality agreement. No compensation or other consideration may be received by the Fund or its investment adviser in connection with such exception.

        The Treasurer will report, at least annually, to the Board on matters related to these policies and procedures.